UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2006

Wave Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

255 Consumers Road, Suite 500, Toronto, Ontario		M2J 1R4
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	416-502-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective July 28, 2006, Charles W. Brown, the President, Chief Executive Officer and a director of Wave Wireless Corporation (the "Registrant"), resigned from his position as President and Chief Executive Officer of the Registrant and from his position as a director on the Board of Directors.

(c) On August 2, 2006, the Registrant appointed its Vice President, Product Operations, James H. Chinnick, as its President and Acting Chief Executive Officer.

There are no arrangements or understandings between Mr. Chinnick and any other person pursuant to which Mr. Chinnick was appointed as the President and Acting Chief Executive Officer. The Registrant, as a result of its merger in March 2006 with WaveRider Communications Inc., previously entered into an employment agreement with Mr. Chinnick. The basic terms of the employment agreement remain unchanged, however, a modification of the terms has been made for an interim period. The letter of agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.There are no transactions in which Mr. Chinnick has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On the same date, the Registrant also modified the employment terms for Mr. T. Scott Worthington, the Registrant's Vice President and Chief Financial Officer. The letter of agreement is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release issued by the Registrant on August 3, 2006 announcing the resignation of Mr. Brown and the appointment of Mr. Chinnick is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

See attached exhibit index

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

August 3, 2006	By:	T. Scott Worthington

Name: T. Scott Worthington
Title: Vice President, CFO and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 3, 2006 entitled "Wave Wireless announces organizational changes"
99.2	Letter of Agreement between Wave Wireless Corporation and James H. Chinnick, dated August 2, 2006
99.3	Letter of Agreement between Wave Wireless Corporation and T. Scott Worthington, dated August 2, 2006